EXHIBIT 99.1

 SanDisk Corporation
601 McCarthy Boulevard
Milpitas, CA 95035-7932
Phone: 408-801-1000
Fax: 408-801-8657

CONTACT:	Investor Contact:	Media Contact:
	Jay Iyer	Mike Wong
	(408) 801-2067	(408) 801-1240

SANDISK ANNOUNCES FOURTH QUARTER & FULL YEAR 2010 FINANCIAL RESULTS

Milpitas, CA, January 27, 2011 - SanDisk Corporation (NASDAQ:SNDK), the global leader in flash memory cards, today announced results for the fourth quarter and fiscal year ended January 2, 2011.  Total fourth quarter revenue of $1.33 billion increased 7% on a year-over-year basis and increased 8% on a sequential basis.  Total revenue for fiscal 2010 of $4.83 billion increased 35% from $3.57 billion in fiscal 2009.

Fourth quarter net income, in accordance with U.S. Generally Accepted Accounting Principles (GAAP), was $485 million, or $2.01 per diluted share, compared to net income of $340 million, or $1.45 per diluted share, in the fourth quarter of fiscal 2009 and $322 million, or $1.34 per diluted share, in the third quarter of fiscal 2010.  The GAAP net income for fiscal 2010 was $1.30 billion, or $5.44 per diluted share, compared to net income of $415 million, or $1.79 per diluted share, in fiscal 2009.  The fourth quarter of fiscal 2010 includes a $203 million tax provision benefit related to the release of net deferred tax asset valuation allowances.

On a non-GAAP basis, which excludes the impact of share-based compensation expense, amortization of acquisition-related intangible assets, non-cash economic interest expense associated with the convertible debt, related tax adjustments and tax valuation allowances, fourth-quarter net income was $307 million, or $1.27 per diluted share, compared to net income of $277 million, or $1.18 per diluted share, in the fourth quarter of fiscal 2009 and net income of $311 million, or $1.30 per diluted share, in the third quarter of fiscal 2010.  For reconciliation of non-GAAP to GAAP results, see accompanying financial tables and footnotes.

“A strong Q4 capped an exceptional year for SanDisk with record results.  Our growth was driven by accelerating momentum in the mobile embedded business and gains in APAC markets and customers,” said Sanjay Mehrotra, President and CEO, SanDisk.  “The market environment continues to be robust and we expect 2011 to be another strong year for SanDisk with smartphones and tablets continuing to lead our growth.”

FOURTH QUARTER 2010 KEY FINANCIAL METRICS
  Total fourth quarter revenue was $1.33 billion, up 7% year-over-year and up 8% sequentially.
  Product revenue was $1.24 billion, up 9% for both year-over-year and sequentially.
  License and royalty revenue was $87 million, down 13% year-over-year and down 10% sequentially.
  Total fourth quarter gross profit, product gross profit and operating income compared on a year-over-year and sequential basis are shown in the table below:
Metric	GAAP			Non-GAAP
in millions of US$, except %	Q410	Q409	Q310	Q410	Q409	Q310
Total gross profit % of total revenue	$576 43.4%	$600 48.4%	$639 51.8%	$580 43.7%	$609 49.0%	$644 52.2%
Product gross profit % of product revenue	$490 39.5%	$501 43.9%	$543 47.7%	$494 39.8%	$509 44.6%	$548 48.1%
Operating income % of total revenue	$357 26.9%	$376 30.3%	$432 35.0%	$385 29.0%	$417 33.6%	$457 37.0%
  Cash flow from operations in the fourth quarter was $359 million and free cash flow was $254 million.
  Total cash and cash equivalents and short and long-term marketable securities at the end of the fourth quarter of fiscal 2010 was $5.3 billion compared to $3.0 billion at the end of the fourth quarter of fiscal 2009 and $5.1 billion at the end of the third quarter of fiscal 2010.
  Average price per gigabyte sold in the fourth quarter declined 30% on a year-over-year basis and declined 15% sequentially.
FULL YEAR FISCAL 2010 KEY FINANCIAL METRICS

Metric	GAAP		Non-GAAP
in millions of US$, except %	2010	2009	2010	2009
Total gross profit % of total revenue	$2,262 46.9%	$1,285 36.0%	$2,280 47.2%	$1,310 36.7%
Product gross profit % of product revenue	$1,898 42.5%	$872 27.6%	$1,917 42.9%	$897 28.4%
Operating income % of total revenue	$1,462 30.3%	$519 14.6%	$1,553 32.2%	$629 17.6%

CONFERENCE CALL
SanDisk’s fourth quarter of fiscal 2010 conference call is scheduled for 2:00 P.M., Pacific Time, Thursday, January 27, 2011.  The conference call will be webcast and can be accessed live, and throughout the quarter, at SanDisk's website at http://www.sandisk.com/IR.  To participate in the call via telephone, the dial-in number is 719-325-4933 and the dial-in password is 4272305.  A copy of this press release will be furnished to the Securities and Exchange Commission on a current report on Form 8-K and will be posted to our website prior to the conference call.

SCHEDULED INTERVIEW
SanDisk Corporation President and CEO, Sanjay Mehrotra, is scheduled to appear on CNBC’s “Closing Bell with Maria Bartiromo,” on Thursday, January 27, 2011, at approximately 1:20 P.M., Pacific Time.

FORWARD LOOKING STATEMENTS
This news release contains certain forward-looking statements, including statements about our business prospects and outlook in fiscal 2011, and our expectations regarding our business, including expected growth in flash memory demand for embedded and other flash memory products for use in mobile devices, such as smartphones and tablets, that are based on our current expectations and are subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and may significantly harm our business, financial condition and results of operations.  Risks that may cause these forward-looking statements to be inaccurate include among others:

  competitive pricing pressures, resulting in lower average selling prices and lower or negative product gross margins;
  unpredictable or changing demand for our products, particularly for certain form factors, such as embedded flash memory, or capacities, or the mix of X2 and X3;
  expansion of industry supply, including low grade supply useable in limited markets, creating excess market supply, causing our average selling prices to decline faster than our costs;
  excess captive memory output or capacity which could result in write-downs for excess inventory, lower of cost or market charges, fixed costs associated with under-utilized capacity, or other consequences;
  increased memory component and other costs as a result of currency exchange rate fluctuations to the U.S. dollar, particularly with respect to the Japanese yen;
  lower than anticipated demand, including due to general economic weakness in our markets;
  insufficient supply from captive flash memory sources, inability to obtain non-captive flash memory supply of the right product mix with adequate margins and quality in the time frame necessary to meet demand, or inability to realize a positive margin on non-captive purchases; and
  other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Quarterly Report on Form 10-Q for the third quarter of fiscal 2010.
ABOUT SANDISK
SanDisk Corporation is the global leader in flash memory cards, from research, manufacturing and product design to consumer branding and retail distribution.  SanDisk’s product portfolio includes flash memory cards for mobile phones, digital cameras and camcorders; digital audio/video players; USB flash drives for consumers and the enterprise; embedded memory for mobile devices; and solid state drives for computers.  SanDisk is a Silicon Valley-based S&P 500 company, with more than half its sales outside the United States.

SanDisk and the SanDisk logo are trademarks of SanDisk Corporation, registered in the United States and other countries.  Other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended		Twelve months ended
	January 2, 2011	January 3, 2010	January 2, 2011	January 3, 2010
Revenues:
Product	$1,240,827	$1,141,972	$4,462,930	$3,154,314
License and royalty	86,576	99,619	363,877	412,492
Total revenues	1,327,403	1,241,591	4,826,807	3,566,806

Cost of product revenues	747,985	637,960	2,552,188	2,269,651
Amortization of acquisition-related intangible assets	3,133	3,133	12,529	12,529
Total cost of product revenues	751,118	641,093	2,564,717	2,282,180
Gross profit	576,285	600,498	2,262,090	1,284,626

Operating expenses:
Research and development	112,592	111,078	422,562	384,158
Sales and marketing	58,812	64,477	209,797	208,514
General and administrative	47,838	49,048	166,485	171,359
Amortization of acquisition-related intangible assets	-	292	1,672	1,167
Restructuring and other	-	(727)	-	38
Total operating expenses	219,242	224,168	800,516	765,236
Operating income	357,043	376,330	1,461,574	519,390
Other income (expense)	(9,935)	926	(4,141)	(15,589)
Income before income taxes	347,108	377,256	1,457,433	503,801
Provision for (benefit from) income taxes	(138,357)	37,751	157,291	88,491
Net income	$485,465	$339,505	$1,300,142	$415,310

Net income per share:
Basic	$2.06	$1.49	$5.59	$1.83
Diluted	$2.01	$1.45	$5.44	$1.79

Shares used in computing net income per share:
Basic	235,231	228,392	232,531	227,435
Diluted	241,034	234,462	238,901	231,959

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)
(in thousands, except per share data, unaudited)

	Three months ended		Twelve months ended
	January 2, 2011	January 3, 2010	January 2, 2011	January 3, 2010

SUMMARY RECONCILIATION OF NET INCOME
GAAP NET INCOME	$485,465	$339,505	$1,300,142	$415,310
Share-based compensation (a)	24,799	37,502	77,590	95,560
Amortization of acquisition-related intangible assets (b)	3,133	3,425	14,201	13,696
Convertible debt interest (c)	22,786	14,959	68,898	54,454
Income tax adjustments (d)	(229,555)	(118,180)	(360,508)	(151,813)
NON-GAAP NET INCOME	$306,628	$277,211	$1,100,323	$427,207

GAAP COST OF PRODUCT REVENUES	$751,118	$641,093	$2,564,717	$2,282,180
Share-based compensation (a)	(849)	(5,260)	(5,821)	(12,427)
Amortization of acquisition-related intangible assets (b)	(3,133)	(3,133)	(12,529)	(12,529)
NON-GAAP COST OF PRODUCT REVENUES	$747,136	$632,700	$2,546,367	$2,257,224

GAAP GROSS PROFIT	$576,285	$600,498	$2,262,090	$1,284,626
Share-based compensation (a)	849	5,260	5,821	12,427
Amortization of acquisition-related intangible assets (b)	3,133	3,133	12,529	12,529
NON-GAAP GROSS PROFIT	$580,267	$608,891	$2,280,440	$1,309,582

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$112,592	$111,078	$422,562	$384,158
Share-based compensation (a)	(6,317)	(14,058)	(26,292)	(36,399)
NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$106,275	$97,020	$396,270	$347,759

GAAP SALES AND MARKETING EXPENSES	$58,812	$64,477	$209,797	$208,514
Share-based compensation (a)	(2,634)	(8,094)	(10,934)	(19,247)
NON-GAAP SALES AND MARKETING EXPENSES	$56,178	$56,383	$198,863	$189,267

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$47,838	$49,048	$166,485	$171,359
Share-based compensation (a)	(14,999)	(10,090)	(34,543)	(27,487)
NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$32,839	$38,958	$131,942	$143,872

GAAP TOTAL OPERATING EXPENSES	$219,242	$224,168	$800,516	$765,236
Share-based compensation (a)	(23,950)	(32,242)	(71,769)	(83,133)
Amortization of acquisition-related intangible assets (b)	-	(292)	(1,672)	(1,167)
NON-GAAP TOTAL OPERATING EXPENSES	$195,292	$191,634	$727,075	$680,936

GAAP OPERATING INCOME	$357,043	$376,330	$1,461,574	$519,390
Cost of product revenues adjustments (a) (b)	3,982	8,393	18,350	24,956
Operating expense adjustments (a) (b)	23,950	32,534	73,441	84,300
NON-GAAP OPERATING INCOME	$384,975	$417,257	$1,553,365	$628,646

GAAP OTHER INCOME (EXPENSE)	$(9,935)	$926	$(4,141)	$(15,589)
Convertible debt interest (c)	22,786	14,959	68,898	54,454
NON-GAAP OTHER INCOME (EXPENSE)	$12,851	$15,885	$64,757	$38,865

GAAP NET INCOME	$485,465	$339,505	$1,300,142	$415,310
Cost of product revenues adjustments (a) (b)	3,982	8,393	18,350	24,956
Operating expense adjustments (a) (b)	23,950	32,534	73,441	84,300
Convertible debt interest (c)	22,786	14,959	68,898	54,454
Income tax adjustments (d)	(229,555)	(118,180)	(360,508)	(151,813)
NON-GAAP NET INCOME	$306,628	$277,211	$1,100,323	$427,207

Diluted net income per share:
GAAP	$2.01	$1.45	$5.44	$1.79
Non-GAAP	$1.27	$1.18	$4.60	$1.84

Shares used in computing diluted net income per share:
GAAP	241,034	234,462	238,901	231,959
Non-GAAP	241,059	234,381	239,042	232,300

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)

(1)
To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses.  These non-GAAP financial measures are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future.  Specifically, we believe the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because it is consistent with the financial models and estimates published by many analysts who follow the Company.  For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation, the amortization of acquisition-related intangible assets related to acquisitions of Matrix Semiconductor, Inc. in January 2006 and MusicGremlin, Inc. in June 2008, non-cash economic interest expense associated with our convertible debt and tax valuation allowances, we believe the inclusion of non-GAAP financial measures provide consistency in our financial reporting.  These non-GAAP results are some of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods.  Further, management uses non-GAAP information that excludes certain non-cash charges, such as amortization of purchased intangible assets, share-based compensation, non-cash economic interest expense associated with our convertible debt and tax valuation allowances, as these non-GAAP charges do not reflect the cash operating results of the business or the ongoing results.  These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.  These non-GAAP measures may be different than the non-GAAP measures used by other companies.

a)	Share-based compensation expense.

b)
Amortization of acquisition-related intangible assets, primarily core and developed technology, related to the acquisitions of Matrix Semiconductor, Inc. (January 2006) and MusicGremlin, Inc. (June 2008).

c)	Incremental interest expense relating to the non-cash economic interest expense associated with the Company's 1% Sr. Convertible Notes due 2013 and 1.5% Sr. Convertible Notes due 2017.

d)	Income taxes associated with certain non-GAAP to GAAP adjustments and valuation allowances on deferred taxes.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	January 2, 2011	January 3, 2010
ASSETS
Current assets:
Cash and cash equivalents	$829,149	$1,100,364
Short-term marketable securities	2,018,565	819,002
Accounts receivable from product revenues, net	367,784	234,407
Inventory	509,585	596,493
Deferred taxes	104,582	66,869
Other current assets	203,027	97,639
Total current assets	4,032,692	2,914,774

Long-term marketable securities	2,494,972	1,097,095
Property and equipment, net	266,721	300,997
Notes receivable and investments in the flash ventures with Toshiba	1,733,491	1,507,550
Deferred taxes	149,486	21,210
Intangible assets, net	37,404	58,076
Other non-current assets	61,944	102,017
Total assets	$8,776,710	$6,001,719

LIABILITIES
Current liabilities:
Accounts payable trade	$173,259	$134,427
Accounts payable to related parties	241,744	182,091
Convertible short-term debt	-	75,000
Other current accrued liabilities	284,709	234,079
Deferred income on shipments to distributors and retailers and deferred revenue	260,395	245,513
Total current liabilities	960,107	871,110

Convertible long-term debt	1,711,032	934,722
Non-current liabilities	326,176	287,478
Total liabilities	2,997,315	2,093,310

EQUITY
Stockholders' equity:
Common stock	4,709,743	4,269,074
Retained earnings (accumulated deficit)	812,653	(487,489)
Accumulated other comprehensive income	260,228	128,713
Total stockholders' equity	5,782,624	3,910,298
Non-controlling interests	(3,229)	(1,889)
Total equity	5,779,395	3,908,409
Total liabilities and equity	$8,776,710	$6,001,719

Preliminary Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended		Twelve months ended
	January 2, 2011	January 3, 2010	January 2, 2011	January 3, 2010
Cash flows from operating activities:
Net income	$485,465	$339,505	$1,300,142	$415,310
Adjustments to reconcile net income to net cash flows from operating activities:
Deferred taxes	(76,478)	(15,405)	(172,327)	(12,884)
Depreciation	30,743	38,011	132,818	152,606
Amortization	28,612	21,404	93,961	78,090
Provision for doubtful accounts	229	(2,394)	(2,575)	(719)
Share-based compensation expense	24,799	37,502	77,590	95,560
Excess tax benefit from share-based compensation	(9,666)	-	(29,626)	-
Impairments, restructuring and other	(13,918)	(1,408)	(41,505)	4,293
Other non-operating	15,346	(3,740)	41,054	(2,757)
Changes in operating assets and liabilities:
Accounts receivable from product revenues	(28,207)	47,663	(132,479)	(111,597)
Inventory	17,340	23,666	84,314	(13,485)
Other assets	(129,278)	(14,294)	(127,629)	324,981
Accounts payable trade	21,598	10,991	38,957	(106,634)
Accounts payable to related parties	77,837	(110,646)	59,653	(187,915)
Other liabilities	(85,025)	17,175	129,544	(146,995)
Total adjustments	(126,068)	48,525	151,750	72,544

Net cash provided by operating activities	359,397	388,030	1,451,892	487,854

Cash flows from investing activities:
Purchases of short and long-term marketable securities	(1,571,485)	(431,101)	(5,803,438)	(1,668,978)
Proceeds from sale of short and long-term marketable securities	1,135,291	276,879	2,771,840	1,137,734
Proceeds from maturities of short and long-term marketable securities	89,196	62,757	407,001	205,874
Acquisition of property and equipment	(48,414)	(16,379)	(108,142)	(59,733)
Distribution from FlashVision Ltd.	-	-	122	12,713
Notes receivable issuance, Flash Partners Ltd. and Flash Alliance Ltd.	(59,880)	-	(59,880)	(377,923)
Notes receivable proceeds, Flash Partners Ltd. and Flash Alliance Ltd.	-	57,129	59,664	387,278
Proceeds from sale of assets	-	-	17,767	-
Purchased technology and other assets	2,455	2,000	473	(11,790)
Net cash used in investing activities	(452,837)	(48,715)	(2,714,593)	(374,825)

Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs	-	-	982,500	-
Purchase of convertible bond hedge	-	-	(292,900)	-
Proceeds from issuance of warrants	-	-	188,100	-
Repayment of debt financing	-	-	(75,000)	-
Proceeds from employee stock programs	44,872	6,880	152,843	20,878
Excess tax benefit from share-based compensation	9,666	-	29,626	-
Net cash provided by financing activities	54,538	6,880	985,169	20,878

Effect of changes in foreign currency exchange rates on cash	2,663	1,686	6,317	4,396

Net increase (decrease) in cash and cash equivalents	(36,239)	347,881	(271,215)	138,303

Cash and cash equivalents at beginning of period	865,388	752,483	1,100,364	962,061

Cash and cash equivalents at end of period	$829,149	$1,100,364	$829,149	$1,100,364